EXHIBIT 10.2

SERIES A-3 INCREMENTAL LOAN AGREEMENT*

dated as of

August 30, 2012

between

THE GEO GROUP, INC.,

As Borrower

The Lenders referred to herein

and

BNP Paribas,

as Administrative Agent

BNP PARIBAS SECURITIES CORP.,

as Lead Arranger

* Certain portions of the Series A-3 Incremental Loan Agreement have been omitted based upon a request for confidential treatment filed with the Securities and Exchange Commission. The non- public information has been filed with the Securities and Exchange Commission.

SERIES A-3 INCREMENTAL LOAN AGREEMENT

SERIES A-3 INCREMENTAL LOAN AGREEMENT dated as of August 30, 2012 between THE GEO GROUP, INC., (the “Borrower”), the GUARANTORS party hereto (the “Guarantors”), the SERIES A-3 INCREMENTAL LENDERS party hereto and BNP PARIBAS., as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the lenders party thereto and BNP Paribas as the Administrative Agent, are parties to a Credit Agreement dated as of August 4, 2010 (as amended by Amendment No. 1 dated as of February 8, 2011 and by Amendment No. 2 dated as of May 2, 2011, and as the same may be further modified and supplemented and in effect from time to time, the “Credit Agreement”).

Pursuant to Section 2.01(d) of the Credit Agreement, the Borrower may request that one or more Persons (which may include the Lenders under the Credit Agreement) offer to enter into commitments to make “Incremental Loans” under and as defined in said Section 2.01(d), subject to the conditions specified in said Section 2.01(d). The Borrower accordingly has requested that Incremental Loans under said Section 2.01(d) be made available to it in an aggregate principal amount equal to $100,000,000 in a single series of term loans to be designated the “Series A-3 Incremental Loans”. The Series A-3 Incremental Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

ARTICLE I

DEFINED TERMS

Terms defined in the Credit Agreement are used herein as defined therein, except to the extent the same term is defined herein, in which case this Agreement shall control. The following terms have the meanings specified below:

“Acquisition” means the acquisition by the Borrower of all of the outstanding partnership interests in the Target Company through its wholly-owned subsidiaries MCF GP, LLC and GEO MCF LP, LLC., pursuant to the Purchase Agreement.

“Closing Date” means the date when the Acquisition and transactions contemplated thereby are consummated.

“Indenture” means the Indenture Relating to Taxable Revenue Bonds, dated as of August 1, 2001, between the Target Company as Issuer, and The Bank of New York Mellon Trust Company, N.A., successor to The Bank of New York Trust Company, N.A. and successor to Chase Manhattan Bank, as Trustee and Securities Intermediary, as supplemented by the First Series Supplement thereto, dated as of August 1, 2001, with respect to 8.47% Taxable Revenue Bonds, Series 2001, due August 1, 2016.

“Purchase Agreement” means the Partnership Interest Purchase Agreement dated as of April 24, 2012 among MCF GP, LLC, GEO MCF LP, LLC, Municipal Corrections Finance Holdings, LLC, LB I Group, Inc. and James W. Giddens, as trustee for the liquidation of Lehman Brothers Inc. under the Securities Investor Protection Act, as amended by Amendment to the Partnership Interest Purchase Agreement dated July 20, 2012.

“Required Series A-3 Incremental Lenders” means, at any time, Series A-3 Incremental Lenders having Series A-3 Incremental Commitments representing at least a majority of the sum of the total Series A-3 Incremental Commitments at such time.

“Series A-3 Incremental Commitment” means, with respect to each Series A-3 Incremental Lender, the commitment of such Lender to make Series A-3 Incremental Loans hereunder. The amount of each Series A-3 Incremental Lender’s Series A-3 Incremental Commitment is on record with the Administrative Agent. The aggregate original amount of the Series A-3 Incremental Commitments is $100,000,000.

“Series A-3 Incremental Lender” means on the date hereof, the Persons listed on the signature pages hereto under the caption “Series A-3 Incremental Lender”.

“Series A-3 Incremental Loan Effective Date” means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series A-3 Incremental Lenders in accordance with Section 9.02 of the Credit Agreement).

“Series A-3 Incremental Loans” means the Loans made to the Borrower pursuant to this Agreement which shall constitute a single Series of Incremental Loans under Section 2.01(d) of the Credit Agreement.

“Target Company” means Municipal Corrections Finance L.P., a limited partnership organized under the laws of the State of Delaware.

ARTICLE II

SERIES A-3 INCREMENTAL LOANS

Section 2.01. Series A-3 Incremental Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series A-3 Incremental Lender agrees to make Series A-3 Incremental Loans to the Borrower, in an aggregate principal amount equal to such Series A-3 Incremental Lender’s Series A-3 Incremental Commitment. Upon the consummation of the Acquisition and transactions contemplated thereby in all material respects in accordance with the Purchase Agreement and applicable law, at least $92,000,000 of the proceeds of the Series A-3 Incremental Loans shall be used to pay the Acquisition consideration, to redeem all of the outstanding bonds issued under the Indenture and to pay fees, commissions, costs and expenses related to the foregoing, and the remainder of the proceeds of the Series A-3 Incremental Loans shall be used to repay the outstanding Revolving Credit Loans (without reduction of the Revolving Credit Commitments).

Section 2.02. Termination of Series A-3 Incremental Commitments. Unless previously terminated, the Series A-3 Incremental Commitments shall terminate after the borrowing of the Series A-3 Incremental Loans on the Series A-3 Incremental Loan Effective Date.

Section 2.03. Repayment of Series A-3 Incremental Loans. All Series A-3 Incremental Loans shall be due and payable on the Term Loan Maturity Date with respect to Tranche A Term Loans.

Section 2.04. Applicable Rate. The “Applicable Rate” means, in the case of any Type of Series A-3 Incremental Loans, applicable rate per annum set forth below, based upon the Total Leverage Ratio as of the most recent determination date:

Category	Total Leverage Ratio	ABR Applicable Rate	Eurodollar Applicable Rate	Commitment Fee Rate
1	>4.25 to 1.00	2.00%	3.00%	0.500%
2	>3.75 to 1.00 and <4.25 to 1.00	1.75%	2.75%	0.500%
3	>3.25 to 1.00 and <3.75 to 1.00	1.50%	2.50%	0.500%
4	>2.50 to 1.00 and <3.25 to 1.00	1.25%	2.25%	0.500%
5	<2.50 to 1.00	1.00%	2.00%	0.375%

For purposes of the foregoing, (i) the Total Leverage Ratio shall be the same Category as applicable to the Tranche A Term Loans as of the Series A-3 Incremental Loan Effective Date, and shall thereafter be determined as of the end of each fiscal quarter of the Borrower (starting with its fiscal quarter ending nearest to September 30, 2012) based upon the Borrower’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) of the Credit Agreement and (ii) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective on the date 10 Business Days after delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Total Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing and (B) if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b) of the Credit Agreement, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.12(f) of the Credit Agreement.

Section 2.05. Status of Agreement. Series A-3 Incremental Commitments of each Series A-3 Incremental Lender constitute Incremental Loan Commitments and each Series A-3 Incremental Lender constitutes an Incremental Lender, in each case under and for all purposes of the Credit Agreement. The Series A-3 Incremental Loans constitute a single “Series” of Incremental Loans under Section 2.01(d) of the Credit Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES; NO DEFAULTS

Borrower represents and warrants to the Administrative Agent and the Lenders as to itself and each of its Restricted Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing. All references herein to “the date hereof” mean references to the date of the Credit Agreement.

ARTICLE IV

CONDITIONS

The obligation of each Series A-3 Incremental Lender to fund its Series A-3 Incremental Commitment is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series A-3 Incremental Lenders) on or prior to August 30, 2012:

(a) Acquisition. The Acquisition shall have been approved by the Board of Directors of the Borrower and the General Partner of the Target Company and shall otherwise be regarded as a “friendly” acquisition.

(b) Additional Subsidiaries. Evidence that requirements of Section 5.09(a) of the Credit Agreement with respect to additional Subsidiaries have been satisfied.

(c) Opinions, Corporate Documentation. The Administrative Agent shall have received such legal opinions, corporate documentation, certificates and similar documents as shall be customary for a transaction of this type.

(d) Fees and Expenses. Evidence that all fees and expenses have been paid in full on or prior to the Closing Date to the Administrative Agent, BNP Paribas Securities Corp. and the Lenders as the Borrower has agreed to pay in connection with the increase of Series A-3 Incremental Commitments.

(e) Ratings. The Borrower’s senior secured debt shall continue to be rated by Standard & Poor’s Ratings Services, a Division of the McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.

(f) No Default. No Default or Event of Default under the Credit Agreement shall have occurred and be continuing at the time of the increase of Series A-3 Incremental Commitments after giving effect to the Acquisition.

(g) Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement shall be true and correct as of such time (or, to the extent any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), provided that neither the Borrower nor any Guarantor shall be required to make any such representation or warranty that is inaccurate (and the accuracy of any such representation or warranty shall not constitute a condition precedent if both (a) the Borrower shall have notified the Administrative Agent at least three Business Days prior to the consummation of the Acquisition of which such representation or warranty it cannot make, and describing the inaccuracy in reasonable detail, and (b) such inaccuracy is not materially adverse with respect to (i) the properties, business, operations, or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantors to perform its payment and other material obligations under the Loan Documents or (iii) the validity or enforceability of any Loan Document or the rights and remedies of the Lenders thereunder).

(h) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

(i) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series A-3 Incremental Lender that shall have requested a promissory note, a duly completed and executed promissory note for such Series A-3 Incremental Lender.

(j) Additional Conditions. Each of the conditions precedent set forth in Sections 2.01(d) and 4.02(a) and (c) (giving effect to paragraph (h) of Article IV hereof) of the Credit Agreement to the increase of Series A-3 Incremental Commitments and the making of Series A-3 Incremental Loans on the Series A-3 Incremental Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect, dated the Series A-3 Incremental Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Borrower.

ARTICLE V

MISCELLANEOUS

SECTION 6.01. Expenses. The Credit Parties jointly and severally agree to pay, or reimburse BNP Paribas Securities Corp. for paying, all reasonable out-of-pocket expenses incurred by BNP Paribas Securities Corp. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series A-3 Incremental Commitments provided for herein and the preparation of this Agreement.

SECTION 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 6.05. USA Patriot Act. Each Series A-3 Incremental Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), such Series A-3 Incremental Lender may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Series A-3 Incremental Lender to identify the Borrower in accordance with said Act.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE GEO GROUP, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: Sr. VP & CFO

Series A-3 Incremental Loan Agreement

GUARANTORS

By its signature below, the undersigned hereby consents to the foregoing Series A-3 Incremental Loan Agreement and confirms that the Series A-3 Incremental Loans shall constitute “Guaranteed Obligations” under and as defined in the Guarantee Agreement and shall be entitled to the benefits of the Guarantee and security provided under Guarantee Agreement.

CORRECTIONAL SERVICES CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & Treasurer

Series A-3 Incremental Loan Agreement

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

CPT LIMITED PARTNER, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

GEO ACQUISITION II, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

GEO CARE, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: Treasurer

Series A-3 Incremental Loan Agreement

GEO HOLDINGS I, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

GEO RE HOLDINGS LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: SVP & Treasurer

Series A-3 Incremental Loan Agreement

GEO TRANSPORT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & Treasurer

Series A-3 Incremental Loan Agreement

GEO CARE OF SOUTH CAROLINA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP and Treasurer

Series A-3 Incremental Loan Agreement

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP, Finance

Series A-3 Incremental Loan Agreement

CORNELL COMPANIES, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CCG I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL ABRAXAS GROUP, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL CORRECTIONS MANAGEMENT, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL CORRECTIONS OF ALASKA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL CORRECTIONS OF CALIFORNIA, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORNELL INTERVENTIONS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

CORRECTIONAL SYSTEMS, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

WBP LEASING, INC.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

WBP LEASING, LLC

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP & CFO

Series A-3 Incremental Loan Agreement

BII HOLDING CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Series A-3 Incremental Loan Agreement

BII HOLDING I CORPORATION

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Series A-3 Incremental Loan Agreement

BEHAVIORAL HOLDING CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Series A-3 Incremental Loan Agreement

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Series A-3 Incremental Loan Agreement

B.I. INCORPORATED

By:	/s/ Brian R. Evans
Name: Brian R. Evans Title: VP Finance

Series A-3 Incremental Loan Agreement

ADMINISTRATIVE AGENT BNP PARIBAS, as Administrative Agent

By:	/s/ James Goodall
Name: James Goodall Title: Managing Director

By:	/s/ Brendan Heneghan
Name: Brendan Heneghan Title: Vice President

Series A-3 Incremental Loan Agreement

SERIES A-3 INCREMENTAL LENDERS SIGNATORIES HERETO*

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

Series A-3 Incremental Loan Agreement